Dreyfus
Insured Municipal
Bond Fund, Inc.


SEMIANNUAL REPORT October 31, 1999



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)



The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Insured
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Insured Municipal Bond Fund, Inc. covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Insured Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc.  perform during the period?

The fund achieved a -5.58% total return(1) over the six-month period ended October 31, 1999. In comparison, the Lipper Insured Municipal Debt Funds category average returned -5.49% over the same period.(2)

We attribute the fund' s modest underperformance to our unrelenting focus on credit quality. Although all of the fund's holdings are insured by third-party insurers, we carefully analyze the financial condition of the underlying issuers, avoiding those that do not meet our credit criteria. In contrast, many other funds in our peer group hold such securities, which tend to offer incrementally higher yields. As you can see, negative returns permeated the municipal market overall during this period.



What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is consistent with preserving capital from a diversified portfolio of insured municipal bonds. In pursuing this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe potentially can provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund's duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's
                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" duration of about eight years, which is consistent with our benchmark index.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, causing most municipal bond prices to fall. No investor in the municipal market was insulated from this environment.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

Beginning in May, when it was apparent that U.S. and international economic growth was stronger than many analysts anticipated, we reduced the fund's duration in order to mitigate the fund's sensitivity to the eroding effects of higher interest rates. Our lower duration -- which was as low as seven and one-quarter years during the reporting period -- also put the fund in a good position to capture high current yields as they became available.

To achieve a lower duration, we sold some of our longer maturity bonds that were priced at a discount to face value. We reinvested the proceeds of these sales in tax-exempt money market instruments as well as higher yielding intermediate-term bonds.


More recently, we have begun to increase the fund's average duration, which ended the reporting period at about eight years. We made this change because we believe that the bulk of the recent interest-rate increases may be behind us, giving us the opportunity to lock in prevailing yields. We have found attractive yield opportunities in current coupon bonds from states with high income taxes, where demand for municipal bonds and market liquidity tend to be greatest. We have also found potentially attractive total return opportunities in some discounted bonds that, in our view, were punished more severely than circumstances warranted during the recent market decline.

Finally, while all of the bonds in this fund carry third-party insurance,(3 )we have continued to carefully and independently evaluate the creditworthiness of issuers in order to help ensure the high credit quality of the portfolio.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF PORTFOLIO SECURITIES OR TO THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.8%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--7.4%

Alameda Corridor Transportation Authority, Revenue

   4.75%, 10/1/2025 (Insured; MBIA)                                                           2,000,000                1,658,420

San Francisco City and County Airports Commission,

  International Airport Revenue

   6.10%, 5/1/2025 (Insured; FGIC) (Prerefunded 5/1/2004)                                     8,240,000  (a)           8,883,379

San Joaquin Hills Transportation Corridor Agency,

   Toll Road Revenue Zero Coupon, 1/15/2031 (Insured; MBIA)                                  10,000,000                1,494,000

COLORADO--1.5%

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2016 (Insured; MBIA)                                                      6,550,000                2,377,388

DELAWARE--3.7%

Delaware Economic Development Authority, Revenue:

  Gas Facilities (Delmarva Power & Light)

      7.30%, 7/1/2021 (Insured; FGIC)                                                         1,000,000                1,056,760

   Water (United Water Delaware Inc., Project)

      6.20%, 6/1/2025 (Insured; AMBAC)                                                        5,000,000                5,011,350

FLORIDA--3.8%

Florida Housing Finance Agency, SFMR

   6.65%, 7/1/2026 (Insured; MBIA)                                                              730,000                  752,061

Gulf Breeze, Revenue (Capital Funding)

   4.50%, 10/1/2027 (Insured; MBIA)                                                           5,000,000                3,947,250

Lee County, Solid Waste System Revenue

   7%, 10/1/2011 (Insured; MBIA)                                                              1,420,000                1,502,829

GEORGIA--.6%

Douglasville-Douglas County Water and

  Sewer Authority, Sewer Revenue

   4.50%, 6/1/2023 (Insured; FGIC)                                                            1,250,000                  986,425

ILLINOIS--5.2%

Chicago O'Hare International Airport, Special Facility Revenue

   (International Terminal) 6.50%, 1/1/2018 (Insured; FGIC)                                   1,750,000                1,754,725

Metropolitan Pier and Exposition Authority,

  Dedicated State Tax Revenue

  (McCormick Place Expansion Project)

   6.50%, 6/15/2027 (Insured; FGIC)                                                           6,375,000                6,618,589

KANSAS--3.9%

Wyandotte County, Unified Government Utilities

  System Revenue, Improvement

   4.50%, 9/1/2028 (Insured; MBIA)                                                            8,150,000                6,330,350


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--4.1%

Massachusetts Education Loan Authority,

  Education Loan Revenue:

      7.60%, 1/1/2003 (Insured; MBIA)                                                           560,000                  573,535

      7.65%, 1/1/2004 (Insured; MBIA)                                                           650,000                  665,600

Massachusetts Health and Educational

  Facilities Authority, Revenue

   (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)                                     1,600,000                1,303,472

Massachusetts Housing Finance Agency,

  Housing Revenue (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)                                                           1,000,000                1,033,380

Massachusetts Port Authority,

  Special Facilities Revenue (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                  970,030

Massachusetts Turnpike Authority, Revenue

  (Metropolitan Highway System)

   5%, 1/1/2039 (Insured; AMBAC)                                                              2,500,000                2,080,650

MICHIGAN--1.0%

Michigan Housing Development Authority,

  LOR (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA)                                                            1,500,000                1,576,650

MONTANA--1.5%

Forsyth, PCR (Puget Sound, Power & Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)                                                           2,250,000                2,373,188

NEVADA--2.1%

Reno, HR (Saint Mary's Hospital)

  7.75%, 7/1/2015 (Insured; BIGI)

   (Prerefunded 1/1/2000)                                                                     1,245,000  (a)           1,276,698

Washoe County, Gas Facilities Revenue

  (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)                                                           2,000,000                2,102,180

NEW JERSEY--6.1%

New Jersey Economic Development Authority,

  PCR (Public Service Electric & Gas Co.)

   6.40%, 5/1/2032 (Insured; MBIA)                                                            7,600,000                7,774,040

New Jersey Health Care Facilities Financing Authority, Revenue

  (Jersey Shore Medical Center):

      6.25%, 7/1/2021 (Insured; AMBAC)                                                           70,000                   71,657

      6.25%, 7/1/2021 (Insured; AMBAC)(Prerefunded 7/1/2004)                                     30,000  (a)              32,417

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 6.20%, 10/1/2025 (Insured; MBIA)                                                1,995,000                2,026,501

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--21.0%

Albany Airport Authority, Airport Revenue

   5.375%, 12/15/2017 (Insured; FSA)                                                          1,250,000                1,151,963

Buffalo Municipal Water Finance Authority,

Water System Revenue, Refunding

   5%, 7/1/2017 (Insured; FGIC)                                                               3,795,000                3,363,888

New York City Transitional Financing Authority, Revenue

   5%, 11/15/2015 (Insured; FGIC)                                                             2,485,000                2,251,385

New York State Dormitory Authority, Revenue:

  (Beth Israel Medical Center)

      6%, 11/1/2015 (Insured; MBIA)                                                           8,395,000                8,418,758

   (Mount Sinai Medical School)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         3,000,000                2,678,880

   (Siena College) 5.70%, 7/1/2017 (Insured; MBIA)                                            3,585,000                3,514,698

   (State University Athletic Facility)

      5.25%, 7/1/2018 (Insured; MBIA)                                                         2,000,000                1,837,980

New York State Energy, Research and

  Development Authority, Facilities Revenue

  (Con Edison Co.-New York, Inc.)

   6.375%, 12/1/2027 (Insured; MBIA)                                                          3,000,000                3,023,880

New York State Medical Care Facilities Finance Agency,

  Revenue (Long-Term Healthcare)

   6.50%, 11/1/2015 (Insured; FSA)                                                            4,655,000                4,891,195

Port Authority of New York and New Jersey

   4.25%,10/1/2026 (Insured; FGIC)                                                            2,500,000                1,890,750

St. Lawrence County Industrial Development Agency,

  Civic Facility Revenue (Lawrence University Project)

   5.50% 7/1/2013(Insured; MBIA)                                                              1,135,000                1,115,126

NORTH DAKOTA--2.2%

Mercer County, PCR, Refunding

  (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC)                                                            3,500,000                3,646,405

PENNSYLVANIA--1.9%

Beaver County Industrial Development Authority, PCR

  (Ohio Edison Co./Mansfield)

   7%, 6/1/2021 (Insured; FGIC)                                                               3,000,000                3,149,790

RHODE ISLAND--2.7%

Rhode Island Housing and Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC)                                                               15,000                   15,021

Rhode Island Port Authority and Economic Development Corp.,

   Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)                                            4,250,000                4,428,160


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--3.3%

Charleston, Waterworks and Sewer Revenue

  (Capital Improvement)

   4.50%, 1/1/2024 (Insured; FGIC)                                                            2,000,000                1,584,180

Spartanburg, Waterworks Revenue

   5.25%,6/1/2023 (Insured; FGIC)                                                             4,100,000                3,683,399

TEXAS--5.2%

Brazos River Authority, PCR (Texas Utilities Electric Co. Project)

   6.625%, 6/1/2022 (Insured; FGIC)                                                           5,500,000                5,714,885

Brownsville Housing Finance Corp., SFMR

  (Mortgage-Multiple Originators and Services)

   9.625%, 12/1/2011 (Insured; FGIC)                                                            585,000                  591,260

Houston, Airport Systems Revenue

   5%,7/1/2028 (Insured; FGIC)                                                                2,500,000                2,125,000

VIRGINIA--9.0%

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2022 (Insured; FGIC)                                                           2,600,000                2,379,182

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            5,000,000                4,513,600

Virginia College Building Authority,

  Educational Facilities Revenue

  (Washington and Lee University)

   5.25%, 1/1/2026 (Insured; MBIA)                                                            8,500,000                7,688,760

WASHINGTON--9.9%

King County, Sewer Revenue

   6.125%, 1/1/2033 (Insured; MBIA)                                                           5,000,000                5,013,050

Washington, MFMR:

   (Gilman Meadows Project) 7.40% 1/1/2030 (Insured; FSA)                                     3,000,000                3,230,100

   (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA)                                      800,000                  861,360

   (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA)                                    2,700,000                2,907,090

Yakima-Tieton Irrigation District, Revenue

   6.20%, 6/1/2019 (Insured; FSA)                                                             4,000,000                4,038,199

WEST VIRGINIA--1.7%

West Virginia, 6.50% 11/1/2026 (Insured; FGIC)                                                2,600,000                2,759,925

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $162,248,227)                                                            158,701,393

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENTS--.1%                                                        Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue VRDN

   3.40% (Insured; FGIC) (cost $200,000)                                                        200,000  (b)             200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $162,448,227)                                                             97.9%              158,901,393

CASH AND RECEIVABLES (NET)                                                                         2.1%                3,378,832

NET ASSETS                                                                                       100.0%              162,280,225


Summary of Abbreviations

AMBAC          American Municipal Bond                               LOR          Limited Obligation Revenue
                  Assurance Corporation                              MBIA         Municipal Bond Investors Assurance
BIGI           Bond Investors Guaranty Insurance                                     Insurance Corporation
FGIC           Financial Guaranty Insurance                          MFMR         Multi-Family Mortgage Revenue
                  Company                                            PCR          Pollution Control Revenue
FSA            Financial Security Assurance                          SFMR         Single Family Mortgage Revenue
HR             Hospital Revenue                                      VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              99.9
F-1                              MIG1/P1                         SP1/A1                                             .1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
CHANGE.

(C)  AT OCTOBER 31, 1999, 43.9% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA AND
32.3% ARE INSURED BY FGIC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           162,448,227   158,901,393

Cash                                                                     80,808

Interest receivable                                                   3,415,861

Prepaid expenses                                                         17,261

                                                                    162,415,323
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            91,966

Due to Distributor                                                        3,259

Payable for shares of Common Stock redeemed                               2,794

Accrued expenses                                                         37,079

                                                                        135,098
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      162,280,225
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     166,386,400

Accumulated undistributed investment income--net                         45,194

Accumulated net realized gain (loss) on investments                   (604,535)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (3,546,834)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      162,280,225
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.01 par value Common Stock authorized)        9,651,188

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          16.81

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,911,223

EXPENSES:

Management fee--Note 3(a)                                              516,254

Shareholder servicing costs--Note 3(b)                                 220,734

Professional fees                                                       25,038

Directors' fees and expenses--Note 3(c)                                 16,212

Registration fees                                                       14,345

Prospectus and shareholders' reports--Note 3(b)                         10,802

Custodian fees                                                           8,491

Loan commitment fees--Note 2                                               391

Miscellaneous                                                            6,583

TOTAL EXPENSES                                                         818,850

Less--reduction in management fee due to

   undertaking--Note 3(a)                                              (87,098)

NET EXPENSES                                                           731,752

INVESTMENT INCOME--NET                                               4,179,471
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4 ($):

Net realized gain (loss) on investments                              (352,323)

Net unrealized appreciation (depreciation) on investments          (13,644,923)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (13,997,246)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (9,817,775)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                         October 31, 1999           Year Ended

                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,179,471            8,576,034

Net realized gain (loss) on investments         (352,323)            1,605,218

Net unrealized appreciation (depreciation)

   on investments                            (13,644,923)            2,176,440

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                            (9,817,775)           12,357,692
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,134,277)          (8,576,034)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  12,223,758          37,949,044

Dividends reinvested                            2,816,664           5,758,276

Cost of shares redeemed                      (19,411,621)         (53,321,793)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                 (4,371,199)          (9,614,473)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (18,323,251)          (5,832,815)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           180,603,476          186,436,291

END OF PERIOD                                 162,280,225          180,603,476

Undistributed investment income-net                45,194                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       687,708            2,072,158

Shares issued for dividends reinvested            161,736              314,254

Shares redeemed                               (1,100,613)           (2,913,873)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (251,169)             (527,461)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                 Year Ended April 30,
                                                            ------------------------------------------------------------------------
                                               (Unaudited)         1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning

   of period                                         18.24        17.88          17.31         17.13          17.25         17.46

Investment Operations:

Investment income--net                                 .43          .84            .85           .87            .91           .94

Net realized and unrealized

   gain (loss) on investments                        (1.44)        .36             .57           .18           (.11)         (.21)

Total from Investment Operations                     (1.01)       1.20            1.42          1.05            .80           .73

Distributions:

Dividends from investment

   income--net                                        (.42)       (.84)           (.85)         (.87)          (.92)         (.94)

Net asset value, end of period                       16.81       18.24           17.88         17.31          17.13         17.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (11.07)(a)    6.80            8.31          6.24           4.58          4.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                         .85(a)       .85             .85           .80            .85           .94

Ratio of net investment income

   to average net assets                             4.84(a)      4.60            4.76          5.03           5.14          5.49

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                       .10(a)        .10             .10           .17            .09            --

Portfolio Turnover Rate                            10.69(b)      32.27           64.38         93.39          82.86         41.19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                     162,280     180,603         186,436       192,472        208,388       220,398

(A)  ANNUALIZED.
(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.Under the terms of the custody agreement, the fund received net earnings credits of $5,173 during the period ended October 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ) To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $252,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, the carryover expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1999 through October 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $87,098 during the period ended October 31, 1999.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 1999, the fund was charged $174,675 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $38,235 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange privilege. During the period ended October 31, 1999, redemption fees retained by the fund amounted to $7,247.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $17,813,417 and $23,534,403, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$3,546,834,   consisting   of   $3,412,090  gross  unrealized  appreciation  and
$6,958,924 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Insured Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                  306SA9910